UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _8/31__

Date of reporting period: 8/31/13__

Item 1. Reports to Stockholders.

AUGUST 31, 2013

ANNUAL REPORT

FIXED INCOME

Templeton Global Income Fund

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Templeton Global Income Fund

Your Fund’s Goals and Main Investments: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Dear Shareholder:

This annual report for Templeton Global Income Fund covers the fiscal year ended August 31, 2013.

Performance data represent past
performance, which does not
guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.

Performance Overview

For the 12 months under review, Templeton Global Income Fund had cumulative total returns of -5.97% based on market price and +2.95% based on net asset value. For comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), had cumulative total returns of -0.21% in local currency terms and -5.80% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 12.

Annual Report | 1

*The Fund’s euro area investments were in Ireland and
Slovenia.
**The Fund’s supranational investment was denominated
in the Mexican peso.

Economic and Market Overview

The global economic recovery was mixed during the period under review. The recovery in emerging markets moderated after many economies had previously returned to or exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have also enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. As fears eased surrounding the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China, financial market performance was positive. Improving sentiment, relatively strong fundamentals and continued provision of global liquidity supported assets with inherent risk, and equity markets generally performed well. Policymakers in the largest developed economies continued to increase their already unprecedented efforts to supply liquidity. Actions elsewhere in the world were mixed, with some policymakers less willing to reverse previous tightening efforts in response to the external environment.

Fears of possible reductions to stimulative government policies contributed to periods of risk aversion, when credit spreads widened and equities and other assets perceived as risky declined, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored assets with inherent risk. Against this backdrop, increased liquidity creation continued. For example, the Bank of Japan raised its inflation target and the U.S. Federal Reserve Board (Fed) extended quantitative easing and tried to be more transparent about its intentions. Economic data among the largest economies remained inconsistent with some observers’ dire predictions of a severe global economic slowdown.

During the period, the Fed increased the size of its quantitative easing program but announced later in the period that it might reduce the program at subsequent meetings. The announcement that the amount of bond purchases might be reduced led assets with inherent risk, particularly those in emerging markets, to sell off as market participants began to change their expectations of global liquidity conditions.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

2 | Annual Report

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the year under review, interest rate strategies and sovereign credit exposures contributed to absolute performance, while currency positions were largely neutral.

Interest Rate Strategy

As part of the Fund’s interest rate strategy we use interest rate swaps to manage duration. During the period under review, we maintained the portfolio’s defensive duration posture as policymakers in the G-3, the U.K. and Switzerland implemented historically accommodative monetary policies. With interest rates in the U.S. and Japan at historically low levels, central banks supplying significant liquidity to the financial sector and fiscal deficits that drove record funding needs, we saw what we viewed as limited value in these government bond markets. Our limited duration exposure in the U.S. contributed to performance relative to the JPM GGBI as yields increased during the review period. The Fund maintained little duration exposure in emerging markets, except in select countries where rates were already quite high. Consequently, duration contributions from emerging markets were limited.

Currency Strategy

Overall, the Fund’s diversified currency exposure was largely neutral with respect to absolute performance. As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies, which sometimes resulted in net negative positions.

The Fund’s exposure to Asian currencies contributed to performance. Our large net-negative position in the Japanese yen, achieved through the use of currency forward contracts, notably benefited performance as the yen depreciated 20.20% against the U.S. dollar during the period.2 Currency positions elsewhere in Asia detracted from results as most currencies in the region depreciated against the U.S. dollar. Malaysia’s central bank kept its policy rate constant while Australia, India, the Philippines,

2. Source: IDC/Exshare.

What is a currency
forward contract?
A currency forward contract is an
agreement between the Fund and a
counterparty to buy or sell a foreign
currency at a specific exchange rate on
a future date.

What is an interest rate swap?
An interest rate swap is an agreement
between two parties to exchange interest
rate obligations, generally one based on
an interest rate fixed to maturity and the
other based on an interest rate that
changes in accordance with changes in
a designated benchmark (for example,
LIBOR, prime, commercial paper, or
other benchmarks).

What is duration?
Duration is a measure of a bond’s price
sensitivity to interest rate changes. In
general, a portfolio of securities with a
lower duration can be expected to be
less sensitive to interest rate changes
than a portfolio with a higher duration.

Annual Report | 3

Currency Breakdown
8/31/13
% of Total
Net Assets
Americas	71.7%
U.S. Dollar	42.9%
Mexican Peso	9.4%
Brazilian Real	8.0%
Chilean Peso	7.7%
Peruvian Nuevo Sol	3.7%
Asia Pacific	30.9%
South Korean Won	18.8%
Malaysian Ringgit	15.9%
Singapore Dollar	4.4%
Indian Rupee	3.3%
Indonesian Rupiah	3.0%
Sri Lankan Rupee	2.7%
Philippine Peso	2.1%
Australian Dollar	2.0%
Japanese Yen*	-21.3%
Middle East & Africa	1.8%
New Israeli Shekel	1.8%
Europe*	-4.4%
Swedish Krona	13.9%
Polish Zloty	12.7%
Hungarian Forint	1.1%
Norwegian Krone	0.9%
Euro*	-33.0%

*A negative figure reflects net “short” exposure, designed
to benefit if the value of the associated currency
decreases. Conversely, the Fund’s value would potentially
decline if the value of the associated currency increases.

Sri Lanka and South Korea cut rates. Most of the currencies of these economies depreciated against the U.S. dollar; the Australian dollar depreciated 13.82%, the Indian rupee fell 15.81%, the Philippine peso declined 5.66%, and the Malaysian ringgit lost 4.88%.2 The South Korean won, however, gained 2.21% against the U.S. dollar.2

The euro appreciated 4.61% against the U.S. dollar during the period as the European Central Bank maintained its commitment to preserving the European Monetary Union.2 The Fund’s net-negative position in the monetary union’s currency detracted from performance. The Fund’s exposure to some other European currencies was largely neutral for performance. The Polish zloty appreciated 2.49% against the U.S. dollar, while the Swedish krona was largely unchanged.2 The Hungarian forint and Norwegian krone depreciated 1.39% and 5.48% against the U.S. dollar.2

The Fund’s exposure to Latin American currencies detracted from performance. Mexico’s central bank cut its policy rate, while rates were held constant in Chile. The central bank in Brazil cut rates 25 basis points (100 basis points equal one percentage point) before hiking rates 175 basis points during the period. The Mexican peso, Chilean peso and Brazilian real depreciated 0.72%, 5.79% and 14.65%, respectively, against the U.S. dollar.2

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically seeks to compensate for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance.

4 | Annual Report

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 5

Performance Summary as of 8/31/13

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Price and Distribution Information

Symbol: GIM			Change		8/31/13		8/31/12
Net Asset Value (NAV)		-$	0.70		$8.38		$9.08
Market Price (NYSE)		-$	1.50		$8.03		$9.53
Distributions (9/1/12–8/31/13)
Dividend Income	$0.7239
Short-Term Capital Gain	$0.0050
Long-Term Capital Gain	$0.2833
Total	$1.0122

Performance
			1-Year		5-Year		10-Year
Cumulative Total Return[1]
Based on change in NAV[2]		+	2.95%	+	64.07%	+	172.90%
Based on change in market price[3]			-5.97%	+	54.94%	+	172.26%
Average Annual Total Return[1]
Based on change in NAV[2]		+	2.95%	+	10.41%	+	10.56%
Based on change in market price[3]			-5.97%	+	9.15%	+	10.53%
Average Annual Total Return (9/30/13)[4]
Based on change in NAV[2]		+	3.53%	+	11.35%	+	10.26%
Based on change in market price[3]			-2.48%	+	12.84%	+	10.33%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

6 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of foreign currency techniques involves special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the
Fund. Also, as a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.
2. Assumes reinvestment of distributions based on net asset value.
3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

Annual Report | 7

Important Notice to Shareholders

Share Repurchase Program

The Fund’s Board of Trustees (“Board”) has approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. Under the Fund’s previously announced open-market share repurchase program, no specific amount of the Fund’s outstanding shares were authorized for repurchase.

The Board’s action provides greater flexibility by enabling the Fund to engage in open-market repurchases under a continuing authorization for up to 10% of the Fund’s outstanding shares, at the discretion of Fund management. Subject to the 10% limitation, the timing and amount of repurchases would continue to be at the discretion of the investment manager. In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to rapidly commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances. As with the current share repurchase program, the modified share repurchase program is intended to benefit shareholders by enabling the Fund to repurchase shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund.

Inflation Index Swaps

The Board authorized the Fund to use inflation index swaps in an amount up to 5% of the Fund’s net assets (as measured by notional value), and consistent with the Fund’s investment goal, approved a change in the Fund’s investment policies to include such authority to use inflation index swaps.

8 | Annual Report

Important Notice to Shareholders (continued)

An inflation index swap is a contract between the Fund and a swap counter-party (generally a brokerage firm, bank or other financial institution) to make payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index (“CPI”) in the United States, but other measures of inflation throughout the world may also be used) in exchange for a regular payment based on a compounded fixed rate. For example, the Fund may enter into a swap whereby it receives the increase in the CPI over a one year period, and pays in return a set rate for each maturity, typically represented by the expected “break-even rate.” Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap is priced on a “zero-coupon basis,” with payment obligations netted and exchanged upon maturity.

Entering into over-the-counter (“OTC”) swap instruments such as inflation index swaps requires the execution of an International Swaps and Derivatives Association (“ISDA”) Master Agreement, as supplemented by an applicable schedule and credit support annex (“CSA”), which sets out the rights and obligations of the Fund and the counterparty. ISDA agreements generally include requirements for each party regarding the pledging of collateral as credit support of any outstanding receivables.

The primary use of inflation index swaps will be to gain exposure to inflation when the portfolio manager believes inflation expectations will increase from where they are currently priced in the market. For example, the Fund could enter into a long position in an inflation index swap and pay the fixed rate set at the time of the trade, then receive the actual CPI at the end of the swap contract’s term. The Fund could also use inflation index swaps to adjust exposure to or hedge against inflation. For example, inflation index swaps may be used by the Fund to hedge the inflation risk of nominal bonds in a Fund’s portfolio (i.e., non-inflation indexed bonds).

The values of inflation index swaps are expected to change in response to changes in inflation expectations in the market as represented by break-even rates. If inflation expectations increase at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value and vice versa.

The Fund’s investments in inflation index swaps would involve certain risks, including risk of loss. Inflation rates, and consequently the value of an inflation index swap, may change drastically as a result of unexpected shifts in the global economy. If the investment manager, in using swap agreements, is

Annual Report | 9

Important Notice to Shareholders (continued)

incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements. While management believes that there currently exists a liquid market for inflation index swaps, there can be no assurance that a liquid secondary market will exist for any particular inflation index swap, or at any particular time, and the Fund may have difficulty affecting transactions in particular inflation index swaps.

Inflation index swaps are negotiated and traded OTC directly with each coun-terparty, and as such subject the Fund to counterparty risk. Counterparty risk involves the risk that the counterparty will not complete the trade according to the negotiated terms. To help mitigate this risk, inflation index swaps, like other OTC derivatives, are subject to the terms of an ISDA Master Agreement between each Fund and the counterparty. The Fund can only complete inflation index swaps with counterparties where an ISDA Master Agreement is in place. The ISDA Master Agreement and its accompanying CSA provide for collateral movement between the counterparty and the Fund as credit support under the Fund’s internal collateral management policies.

Certain swaps and options thereon are now under the exclusive jurisdiction of the Commodity Futures Trading Commission (“CFTC”) while “security-based” swaps are under the exclusive jurisdiction of the Securities and Exchange Commission (“SEC”), and “mixed-swaps” are subject to the joint jurisdiction of the CFTC and the SEC. Based upon rules of the CFTC and the SEC, the CFTC will have jurisdiction over the particular inflation index swaps described here.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 gives the CFTC and the SEC authority to impose capital and margin requirements on swaps dealers and major swap participants and to mandate that certain swaps be centrally cleared. The CFTC has not, to date, mandated that inflation index swaps be centrally cleared; should the CFTC do so in the future, management anticipates that such swaps required to be centrally cleared would be handled and settled in much the same way as a futures contract is executed and settled, including a requirement that the Fund post initial and variation margin, although the margin required for swaps is likely to be higher. The regulatory environment continues to evolve and management is monitoring developments.

10 | Annual Report

Templeton Global Income Fund

Financial Highlights

			Year Ended August 31,
	2013	2012	2011	2010	2009
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.08	$10.13	$9.94	$8.84	$8.81
Income from investment operations:
Net investment income[a]	0.38	0.41	0.54	0.56	0.46
Net realized and unrealized gains (losses)	(0.07)	(0.30)	0.61	1.06	0.91
Total from investment operations	0.31	0.11	1.15	1.62	1.37
Less distributions from:
Net investment income and net foreign currency gains	(0.72)	(0.82)	(0.93)	(0.52)	(1.34)
Net realized gains	(0.29)	(0.34)	(0.03)	—	—
Total distributions	(1.01)	(1.16)	(0.96)	(0.52)	(1.34)
Net asset value, end of year	$8.38	$9.08	$10.13	$9.94	$8.84
Market value, end of year[b]	$8.03	$9.53	$11.30	$10.55	$9.15

Total return (based on market value per share)	(5.97)%	(4.40)%	17.54%	21.72%	20.48%

Ratios to average net assets
Expenses[c]	0.73%	0.75%	0.74%	0.74%	0.74%
Net investment income	4.21%	4.55%	5.37%	5.87%	5.52%

Supplemental data
Net assets, end of year (000’s)	$1,124,611	$1,209,287	$1,338,948	$1,307,675	$1,160,282
Portfolio turnover rate	18.16%	38.60%	20.61%	15.42%	57.11%

[a]Based on average daily shares outstanding.
[b]Based on the last sale on the New York Stock Exchange.
[c]Benefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 11

Templeton Global Income Fund

Statement of Investments, August 31, 2013

	Principal Amount*			Value
Foreign Government and Agency Securities 79.2%
Australia 1.2%
New South Wales Treasury Corp.,
senior note, 5.50%, 3/01/17	13,971,000		AUD	$13,378,705

Brazil 7.9%
Nota Do Tesouro Nacional,
10.00%, 1/01/14	15,000[a] BRL			6,299,211
10.00%, 1/01/17	54,900[a] BRL			21,959,704
[b]Index Linked, 6.00%, 5/15/15	20,602	[a]	BRL	20,490,401
[b]Index Linked, 6.00%, 8/15/16	10,112	[a]	BRL	10,002,303
[b]Index Linked, 6.00%, 5/15/17	231	[a]	BRL	228,676
[b]Index Linked, 6.00%, 8/15/18	5,835	[a]	BRL	5,771,469
[b]Index Linked, 6.00%, 5/15/45	23,625	[a]	BRL	23,742,145
				88,493,909

Hungary 4.2%
Government of Hungary,
5.50%, 2/12/14	298,810,000		HUF	1,319,543
7.75%, 8/24/15	56,780,000		HUF	263,494
5.50%, 2/12/16	238,600,000		HUF	1,061,411
5.50%, 12/22/16	46,690,000		HUF	206,728
6.50%, 6/24/19	151,500,000		HUF	679,477
7.50%, 11/12/20	15,300,000		HUF	71,579
A, 8.00%, 2/12/15	111,800,000		HUF	514,602
A, 6.75%, 11/24/17	659,750,000		HUF	3,018,666
A, 5.50%, 12/20/18	44,150,000		HUF	191,148
A, 7.00%, 6/24/22	136,200,000		HUF	614,655
B, 6.75%, 2/24/17	143,800,000		HUF	657,630
D, 6.75%, 8/22/14	581,100,000		HUF	2,613,198
E, 7.50%, 10/24/13	135,900,000		HUF	598,914
senior note, 3.50%, 7/18/16	905,000		EUR	1,198,741
senior note, 4.375%, 7/04/17	4,435,000		EUR	5,865,261
senior note, 6.25%, 1/29/20	3,535,000			3,667,562
senior note, 3.875%, 2/24/20	2,700,000		EUR	3,340,275
senior note, 6.375%, 3/29/21	4,020,000			4,155,675
[c] senior note, Reg S, 5.75%, 6/11/18	12,690,000		EUR	17,192,983
				47,231,542

Iceland 0.3%
[d] Government of Iceland, 144A, 5.875%, 5/11/22	3,450,000			3,520,087

Indonesia 3.0%
Government of Indonesia,
FR20, 14.275%, 12/15/13	81,836,000,000		IDR	7,417,328
FR31, 11.00%, 11/15/20	135,739,000,000		IDR	13,737,900
FR34, 12.80%, 6/15/21	59,666,000,000		IDR	6,592,842
FR35, 12.90%, 6/15/22	32,530,000,000		IDR	3,626,409
FR36, 11.50%, 9/15/19	23,000,000,000		IDR	2,346,214
				33,720,693

12 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ireland 9.8%
Government of Ireland,
5.90%, 10/18/19	3,886,000	EUR	$5,757,648
4.50%, 4/18/20	3,901,000	EUR	5,351,123
5.00%, 10/18/20	28,162,000	EUR	39,661,808
[c] Reg S, 5.50%, 10/18/17	16,442,700	EUR	23,998,096
senior bond, 4.50%, 10/18/18	1,303,000	EUR	1,835,909
senior bond, 4.40%, 6/18/19	1,973,000	EUR	2,732,465
senior bond, 5.40%, 3/13/25	21,783,580	EUR	30,954,059
			110,291,108

Israel 1.8%
Government of Israel,
3.50%, 9/30/13	73,195,000	ILS	20,191,024

Lithuania 2.5%
[d] Government of Lithuania, 144A,
6.75%, 1/15/15	15,000,000		15,973,500
7.375%, 2/11/20	8,825,000		10,443,284
6.125%, 3/09/21	1,160,000		1,291,353
			27,708,137

Malaysia 1.4%
Government of Malaysia,
3.434%, 8/15/14	15,945,000	MYR	4,845,916
3.741%, 2/27/15	975,000	MYR	297,587
3.835%, 8/12/15	10,025,000	MYR	3,068,915
4.72%, 9/30/15	1,960,000	MYR	610,696
3.197%, 10/15/15	14,260,000	MYR	4,310,921
senior bond, 8.00%, 10/30/13	20,000	MYR	6,108
senior bond, 5.094%, 4/30/14	8,265,000	MYR	2,538,146
			15,678,289

Mexico 4.0%
Government of Mexico,
8.00%, 12/19/13	3,924,200[e] MXN		29,730,622
7.00%, 6/19/14	373,000[e] MXN		2,857,819
9.50%, 12/18/14	463,500[e] MXN		3,707,566
6.00%, 6/18/15	7,820[e] MXN		60,393
8.00%, 12/17/15	179,100[e] MXN		1,448,366
6.25%, 6/16/16	58,840[e] MXN		459,241
[l] Mexican Udibonos, Index Linked,
4.50%, 12/18/14	99,578[f] MXN		791,220
5.00%, 6/16/16	255,023[f] MXN		2,140,013
3.50%, 12/14/17	197,345[f] MXN		1,616,305
4.00%, 6/13/19	114,763[f] MXN		967,086
2.50%, 12/10/20	90,503[f] MXN		693,580
			44,472,211

Annual Report | 13

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Peru 3.6%
Government of Peru,
9.91%, 5/05/15	6,500,000	PEN	$2,516,533
senior bond, 7.84%, 8/12/20	93,349,000	PEN	37,395,347
			39,911,880

Philippines 0.0%†
Government of the Philippines,
senior bond, 7.00%, 1/27/16	4,250,000	PHP	103,691
senior bond, 9.125%, 9/04/16	2,270,000	PHP	58,841
senior note, 6.25%, 1/27/14	4,450,000	PHP	101,390
			263,922

Poland 11.5%
Government of Poland,
5.00%, 10/24/13	2,870,000	PLN	891,051
5.75%, 4/25/14	197,720,000	PLN	62,386,859
5.50%, 4/25/15	10,200,000	PLN	3,277,991
6.25%, 10/24/15	29,604,000	PLN	9,728,003
5.75%, 9/23/22	60,500,000	PLN	20,544,653
[g] FRN, 2.71%, 1/25/17	22,569,000	PLN	6,969,515
[g] FRN, 2.71%, 1/25/21	22,894,000	PLN	6,965,214
Strip, 1/25/14	21,490,000	PLN	6,583,280
Strip, 7/25/14	7,480,000	PLN	2,262,053
Strip, 7/25/15	6,015,000	PLN	1,756,612
Strip, 1/25/16	25,805,000	PLN	7,393,292
			128,758,523

Russia 0.5%
[d] Government of Russia, senior bond, 144A, 7.50%, 3/31/30	5,090,585		5,875,171

Serbia 0.5%
[d] Government of Serbia, senior note, 144A,
5.25%, 11/21/17	1,930,000		1,895,019
7.25%, 9/28/21	4,140,000		4,166,931
			6,061,950

Slovenia 0.4%
[d] Government of Slovenia, senior note, 144A,
5.50%, 10/26/22	3,560,000		3,288,746
5.85%, 5/10/23	1,830,000		1,727,291
			5,016,037

South Korea 16.3%
Korea Monetary Stabilization Bond,
senior bond, 3.59%, 10/02/13	16,053,400,000	KRW	14,467,281
senior bond, 3.48%, 12/02/13	5,895,770,000	KRW	5,321,536
senior bond, 3.47%, 2/02/14	15,212,670,000	KRW	13,747,690
senior bond, 3.59%, 4/02/14	11,914,340,000	KRW	10,789,311
senior bond, 2.47%, 4/02/15	2,986,000,000	KRW	2,677,119

14 | Annual Report

	Templeton Global Income Fund

	Statement of Investments, August 31, 2013 (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	South Korea (continued)
	Korea Monetary Stabilization Bond, (continued)
	senior note, 3.28%, 6/02/14	14,125,220,000	KRW	$12,833,402
	senior note, 2.82%, 8/02/14	279,400,000	KRW	251,936
	senior note, 2.78%, 10/02/14	1,114,000,000	KRW	1,004,162
	senior note, 2.84%, 12/02/14	1,064,660,000	KRW	960,322
	senior note, 2.74%, 2/02/15	1,859,780,000	KRW	1,675,326
	senior note, 2.76%, 6/02/15	24,544,700,000	KRW	22,097,613
	senior bond, 2.80%, 8/02/15	10,235,010,000	KRW	9,216,919
	Korea Treasury Bond,
	senior bond, 3.00%, 12/10/13	85,166,110,000	KRW	76,773,160
	senior bond, 5.25%, 9/10/15	4,000,000,000	KRW	3,774,419
	senior note, 3.25%, 12/10/14	3,086,840,000	KRW	2,797,869
	senior note, 3.25%, 6/10/15	1,121,500,000	KRW	1,018,040
	senior note, 2.75%, 12/10/15	4,768,900,000	KRW	4,289,281
				183,695,386

	Sri Lanka 2.6%
	Government of Sri Lanka,
	A, 7.00%, 3/01/14	34,040,000	LKR	251,932
	A, 11.25%, 7/15/14	585,500,000	LKR	4,431,098
	A, 11.75%, 3/15/15	6,880,000	LKR	52,337
	A, 6.50%, 7/15/15	194,620,000	LKR	1,355,216
	A, 11.00%, 8/01/15	1,103,400,000	LKR	8,297,460
	A, 6.40%, 8/01/16	87,600,000	LKR	582,692
	A, 5.80%, 1/15/17	88,200,000	LKR	564,467
	A, 8.00%, 11/15/18	413,650,000	LKR	2,675,808
	A, 9.00%, 5/01/21	702,230,000	LKR	4,538,577
	B, 11.75%, 4/01/14	53,610,000	LKR	406,248
	B, 6.60%, 6/01/14	53,400,000	LKR	390,571
	B, 6.40%, 10/01/16	96,500,000	LKR	637,154
	B, 8.50%, 7/15/18	119,270,000	LKR	794,438
	C, 8.50%, 4/01/18	197,210,000	LKR	1,323,229
	D, 8.50%, 6/01/18	515,850,000	LKR	3,474,186
				29,775,413

	[h] Supranational 1.3%
Inter	-American Development Bank, senior note, 7.50%, 12/05/24	185,000,000	MXN	15,044,017

	Sweden 3.0%
	Government of Sweden, 6.75%, 5/05/14	170,910,000	SEK	26,808,924
	Kommuninvest I Sverige AB, 2.25%, 5/05/14	41,810,000	SEK	6,358,151
				33,167,075

	Ukraine 2.0%
	[d] Government of Ukraine,
	144A, 9.25%, 7/24/17	17,380,000		17,054,125
	senior bond, 144A, 7.80%, 11/28/22	2,240,000		1,948,744

Annual Report | 15

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Ukraine (continued)
Government of Ukraine, (continued)
senior note, 144A, 7.95%, 2/23/21	350,000		$312,375
senior note, 144A, 7.50%, 4/17/23	3,290,000		2,823,231
			22,138,475

Venezuela 0.5%
Government of Venezuela, 10.75%, 9/19/13	6,155,000		6,170,080

Vietnam 0.9%
[d] Government of Vietnam, 144A, 6.75%, 1/29/20	9,270,000		9,820,406

Total Foreign Government and Agency Securities
(Cost $877,477,221)			890,384,040

Quasi-Sovereign and Corporate Bonds (Cost $2,589,879) 0.2%
South Korea 0.2%
[d] The Export-Import Bank of Korea, senior note, 144A, 1.45%, 5/19/14	17,050,000	SEK	2,574,354

Municipal Bonds (Cost $651,033) 0.1%
United State and U.S. Territories 0.1%
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured,
5.25%, 8/15/47	730,000		754,338

Total Investments before Short Term Investments
(Cost $880,718,133)			893,712,732

Short Term Investments 16.9%
Foreign Government and Agency Securities 9.9%
Australia 0.7%
[i] Australia Treasury Bill, 11/08/13	8,300,000	AUD	7,358,262

Hungary 0.1%
[i] Hungary Treasury Bills, 1/08/14 - 6/25/14	92,520,000	HUF	398,696

Malaysia 3.0%
[i] Bank of Negara Monetary Notes, 9/05/13 - 8/21/14	112,040,000	MYR	33,427,542
[i] Malaysia Treasury Bill, 5/30/14	2,020,000	MYR	598,729
			34,026,271

Mexico 0.8%
[i] Mexico Treasury Bills, 9/19/13 - 4/30/14	12,506,830	MXN	9,316,300

Philippines 0.3%
[i] Philippine Treasury Bills, 9/04/13 - 8/06/14	168,480,000	PHP	3,768,427

Singapore 2.2%
[i] Singapore Treasury Bill,
1/10/14	26,161,000	SGD	20,491,433
9/05/13 - 10/04/13	5,345,000	SGD	4,188,876
			24,680,309

16 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
South Korea 1.2%
Korea Monetary Stabilization Bond,
senior bond, 2.55%, 5/09/14	5,866,600,000	KRW	$5,279,349
senior note, 2.57%, 6/09/14	3,393,000,000	KRW	3,053,147
[i] Korea Monetary Stabilization Bonds, 9/10/13 - 10/22/13	6,026,600,000	KRW	5,416,572
			13,749,068

Sri Lanka 0.0%†
[i] Sri Lanka Treasury Bill, 10/11/13	8,270,000	LKR	61,683

Sweden 1.6%
[i] Sweden Treasury Bill,
9/18/13	36,330,000	SEK	5,482,807
11/20/13	83,470,000	SEK	12,579,382
			18,062,189

Total Foreign Government and Agency Securities
(Cost $114,263,303)			111,421,205
Total Investments before Money Market Funds
(Cost $994,981,436)			1,005,133,937

	Shares
Money Market Funds (Cost $79,071,882) 7.0%
United States 7.0%
[j,k] Institutional Fiduciary Trust Money Market Portfolio	79,071,882		79,071,882
Total Investments (Cost $1,074,053,318) 96.4%			1,084,205,819
Other Assets, less Liabilities 3.6%			40,405,158

Net Assets 100.0%			$1,124,610,977

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(e).
cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31, 2013, the aggregate value of these securities was
$41,191,079, representing 3.66% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At August 31,
2013, the aggregate value of these securities was $82,714,617, representing 7.35% of net assets.
ePrincipal amount is stated in 100 Mexican Peso Units.
fPrincipal amount is stated in 100 Unidad de Inversion Units.
gThe coupon rate shown represents the rate at period end.
hA supranational organization is an entity formed by two or more central governments through international treaties.
iThe security is traded on a discount basis with no stated coupon rate.
jNon-income producing.
kSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
lPrincipal amount of security is adjusted for inflation. See Note 1(e).

Annual Report | 17

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

At August 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

					Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
Euro	DBAB	Sell	296,000	373,478	9/04/13	$—	$(17,781)
Euro	DBAB	Buy	296,000	391,445	9/04/13	—	(186)
Indian Rupee	HSBK	Buy	173,786,000	3,028,908	9/04/13	—	(430,692)
Indian Rupee	HSBK	Sell	173,786,000	2,567,001	9/04/13	—	(31,214)
Indian Rupee	DBAB	Buy	71,050,000	1,235,818	9/06/13	—	(174,345)
Indian Rupee	DBAB	Sell	71,050,000	1,083,988	9/06/13	22,516	—
Euro	DBAB	Sell	651,000	822,981	9/10/13	—	(37,541)
Euro	BZWS	Sell	564,724	714,912	9/10/13	—	(31,566)
Euro	BZWS	Buy	564,724	752,382	9/10/13	—	(5,904)
Euro	DBAB	Buy	651,000	860,948	9/10/13	—	(426)
Euro	DBAB	Sell	3,495,500	4,489,620	9/11/13	—	(130,907)
Indian Rupee	HSBK	Buy	29,570,000	512,838	9/11/13	—	(71,870)
Indian Rupee	HSBK	Sell	29,570,000	436,458	9/11/13	—	(4,511)
Euro	BZWS	Sell	552,985	709,856	9/12/13	—	(21,110)
Euro	BZWS	Buy	552,985	738,235	9/12/13	—	(7,269)
Euro	JPHQ	Sell	296,000	381,840	9/13/13	—	(9,430)
Indian Rupee	HSBK	Buy	74,630,000	1,246,212	9/13/13	—	(134,085)
Indian Rupee	HSBK	Sell	74,630,000	1,115,546	9/13/13	32,251	—
Euro	BZWS	Sell	1,578,664	2,043,817	9/16/13	—	(42,973)
Euro	BZWS	Buy	1,578,664	2,107,516	9/16/13	—	(20,726)
Euro	UBSW	Sell	1,471,272	1,903,532	9/17/13	—	(41,306)
Euro	UBSW	Buy	1,471,272	1,969,298	9/17/13	—	(24,459)
Indian Rupee	JPHQ	Buy	159,192,000	2,680,271	9/17/13	—	(311,448)
Indian Rupee	JPHQ	Sell	159,192,000	2,338,308	9/17/13	—	(30,515)
Euro	BZWS	Sell	370,478	488,031	9/19/13	—	(1,698)
Indian Rupee	DBAB	Buy	68,380,000	1,151,537	9/20/13	—	(135,127)
Euro	BZWS	Sell	899,632	1,169,324	9/24/13	—	(19,904)
Philippine Peso	DBAB	Buy	123,655,000	2,958,112	9/24/13	—	(184,646)
Indian Rupee	DBAB	Buy	108,491,000	1,690,931	9/26/13	—	(81,798)
Indian Rupee	DBAB	Buy	461,961,300	7,690,829	9/27/13	—	(841,512)
Indian Rupee	HSBK	Buy	54,730,000	898,630	9/27/13	—	(87,170)
Chilean Peso	DBAB	Buy	1,107,150,000	2,287,500	9/30/13	—	(131,620)
Indian Rupee	DBAB	Buy	54,245,300	890,891	9/30/13	—	(87,467)
Indian Rupee	JPHQ	Buy	110,000,000	1,702,786	9/30/13	—	(73,583)
Japanese Yen	JPHQ	Sell	130,931,000	1,690,687	9/30/13	356,310	—
Philippine Peso	HSBK	Buy	43,900,000	1,046,783	9/30/13	—	(62,162)
Philippine Peso	HSBK	Buy	35,200,000	843,902	10/03/13	—	(54,446)
Indian Rupee	HSBK	Buy	173,786,000	2,538,875	10/04/13	31,607	—
Philippine Peso	DBAB	Buy	150,587,000	3,602,560	10/04/13	—	(225,286)
Philippine Peso	HSBK	Buy	120,792,000	2,895,718	10/04/13	—	(186,669)
Philippine Peso	HSBK	Buy	180,085,000	4,330,111	10/07/13	—	(291,456)
Philippine Peso	HSBK	Buy	103,874,000	2,499,314	10/11/13	—	(169,935)
Philippine Peso	JPHQ	Buy	59,005,000	1,420,404	10/11/13	—	(97,214)
Indian Rupee	DBAB	Buy	110,524,000	1,806,892	10/15/13	—	(178,130)
Philippine Peso	DBAB	Buy	35,215,000	846,128	10/16/13	—	(56,489)

18 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	HSBK	Sell	11,729,000	15,247,700		10/17/13	$—	$(258,315)
Indian Rupee	DBAB	Buy	237,003,000	3,880,143		10/17/13	—	(389,826)
Malaysian Ringgit	JPHQ	Buy	6,080,000	1,957,187		10/18/13	—	(120,449)
Chilean Peso	CITI	Buy	219,208,545	443,383		10/21/13	—	(17,734)
Mexican Peso	DBAB	Buy	67,596,340	5,094,344		10/21/13	—	(57,909)
Indian Rupee	JPHQ	Buy	33,196,000	545,072		10/22/13	—	(57,013)
Japanese Yen	BZWS	Sell	146,100,000	1,487,780		10/22/13	—	(1,376)
Malaysian Ringgit	HSBK	Buy	10,989,000	3,567,625		10/22/13	—	(248,772)
Mexican Peso	DBAB	Buy	62,150,960	4,669,283		10/22/13	—	(38,981)
Malaysian Ringgit	DBAB	Buy	8,263,000	2,665,054		10/23/13	—	(169,659)
Mexican Peso	CITI	Buy	21,771,590	1,629,935		10/23/13	—	(8,076)
Malaysian Ringgit	HSBK	Buy	5,510,477	1,777,000		10/24/13	—	(112,966)
Euro	BZWS	Sell	322,441	420,598		10/25/13	—	(5,690)
Chilean Peso	DBAB	Buy	94,814,000	187,862		10/29/13	—	(3,954)
Chilean Peso	BZWS	Buy	47,431,000	94,184		10/29/13	—	(2,183)
Indian Rupee	HSBK	Buy	397,766,000	6,610,538		10/29/13	—	(776,053)
Euro	DBAB	Sell	1,646,550	2,131,006		10/31/13	—	(45,897)
Malaysian Ringgit	JPHQ	Buy	5,507,000	1,778,574		10/31/13	—	(116,333)
Norwegian Krone	BZWS	Buy	59,442,000	7,736,822	EUR	10/31/13	—	(538,344)
Euro	DBAB	Sell	111,459	145,452		11/04/13	—	(1,910)
Euro	BZWS	Sell	783,291	1,019,696		11/05/13	—	(15,913)
Japanese Yen	CITI	Sell	104,080,747	1,303,094		11/08/13	242,133	—
Euro	JPHQ	Sell	517,652	662,840		11/12/13	—	(21,579)
Indian Rupee	HSBK	Buy	29,570,000	427,312		11/12/13	4,798	—
Japanese Yen	HSBK	Sell	286,780,000	3,072,094		11/12/13	148,703	—
Indian Rupee	HSBK	Buy	74,630,000	1,096,855		11/13/13	—	(36,749)
Japanese Yen	JPHQ	Sell	102,242,000	1,292,526		11/13/13	250,281	—
Euro	DBAB	Sell	398,651	508,926		11/15/13	—	(18,162)
Japanese Yen	MSCO	Sell	245,000,000	3,097,149		11/15/13	599,619	—
Japanese Yen	CITI	Sell	183,499,000	2,319,909		11/15/13	449,320	—
Japanese Yen	UBSW	Sell	103,657,300	1,309,797		11/15/13	253,114	—
Euro	DBAB	Sell	817,802	1,050,663		11/19/13	—	(30,634)
Japanese Yen	CITI	Sell	733,240,000	9,081,384		11/19/13	1,606,581	—
Japanese Yen	DBAB	Sell	592,373,000	7,309,051		11/19/13	1,270,276	—
Malaysian Ringgit	DBAB	Buy	5,266,040	1,690,000		11/19/13	—	(102,296)
Euro	UBSW	Sell	4,666,969	5,974,188		11/20/13	—	(196,497)
Euro	JPHQ	Sell	389,355	497,056		11/20/13	—	(17,750)
Japanese Yen	JPHQ	Sell	295,806,000	3,665,388		11/20/13	649,864	—
Japanese Yen	HSBK	Sell	154,574,000	1,913,779		11/20/13	338,011	—
Japanese Yen	UBSW	Sell	236,300,000	2,926,388		11/20/13	517,484	—
Japanese Yen	CITI	Sell	823,639,000	10,181,959		11/20/13	1,785,567	—
Malaysian Ringgit	HSBK	Buy	3,175,000	1,017,230		11/20/13	—	(60,030)
Indian Rupee	DBAB	Buy	108,491,000	1,666,004		11/26/13	—	(86,536)
Euro	DBAB	Sell	820,797	1,067,406		11/29/13	—	(17,894)
Indian Rupee	HSBK	Buy	139,262,000	2,106,668		11/29/13	—	(80,702)
Indian Rupee	JPHQ	Buy	110,000,000	1,676,318		11/29/13	—	(76,052)
Indian Rupee	DBAB	Buy	71,050,000	1,058,394		11/29/13	—	(24,768)

Annual Report | 19

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Euro	HSBK	Sell	3,548,865	4,667,822		12/09/13	$—	$(24,844)
Euro	UBSW	Sell	1,325,806	1,740,478		12/09/13	—	(12,636)
Malaysian Ringgit	JPHQ	Buy	16,656,368	5,367,827		12/17/13	—	(354,079)
Swedish Krona	DBAB	Buy	93,370,021	10,596,382	EUR	12/17/13	49,336	—
Indian Rupee	JPHQ	Buy	159,192,000	2,280,034		12/18/13	27,226	—
Malaysian Ringgit	DBAB	Buy	6,824,400	2,206,188		1/08/14	—	(154,535)
Japanese Yen	CITI	Sell	94,950,000	1,088,265		1/10/14	119,942	—
Chilean Peso	MSCO	Buy	1,432,600,000	2,910,901		1/13/14	—	(161,928)
Euro	UBSW	Sell	15,057,111	19,718,510		1/13/14	—	(194,146)
Euro	JPHQ	Sell	3,792,783	4,965,701		1/14/14	—	(50,179)
Euro	CITI	Sell	2,459,575	3,271,235		1/14/14	18,496	—
Japanese Yen	HSBK	Sell	372,780,000	4,245,786		1/15/14	443,933	—
Japanese Yen	DBAB	Sell	95,240,000	1,073,441		1/16/14	102,114	—
Japanese Yen	UBSW	Sell	219,020,000	2,466,719		1/16/14	232,993	—
Malaysian Ringgit	JPHQ	Buy	1,392,000	453,642		1/16/14	—	(35,348)
Euro	BZWS	Sell	1,052,000	1,382,696		1/21/14	—	(8,590)
Chilean Peso	DBAB	Buy	1,968,980,000	4,001,992		1/22/14	—	(228,011)
Euro	JPHQ	Sell	2,459,575	3,277,015		1/22/14	24,177	—
Chilean Peso	DBAB	Buy	2,792,880,000	5,681,782		1/24/14	—	(329,951)
Euro	UBSW	Sell	4,351,556	5,797,012		1/27/14	41,883	—
Chilean Peso	DBAB	Buy	1,739,030,000	3,536,770		1/28/14	—	(206,029)
Japanese Yen	HSBK	Sell	817,266,455	9,131,469		1/28/14	795,574	—
Japanese Yen	DBAB	Sell	631,276,974	7,049,436		1/28/14	610,583	—
Chilean Peso	DBAB	Buy	561,810,000	1,145,032		1/29/14	—	(69,139)
Chilean Peso	JPHQ	Buy	596,880,000	1,213,171		1/30/14	—	(70,259)
Malaysian Ringgit	JPHQ	Buy	8,765,000	2,821,958		1/30/14	—	(190,181)
Swedish Krona	DBAB	Buy	89,650,000	10,291,940	EUR	1/30/14	—	(124,381)
Chilean Peso	DBAB	Buy	1,123,610,000	2,282,600		1/31/14	—	(131,368)
Chilean Peso	DBAB	Buy	1,048,520,000	2,122,940		2/03/14	—	(116,222)
Euro	UBSW	Sell	338,000	458,379		2/03/14	11,347	—
Malaysian Ringgit	JPHQ	Buy	6,651,000	2,112,434		2/04/14	—	(115,973)
Euro	CITI	Sell	8,393,000	11,365,549		2/10/14	264,841	—
Euro	UBSW	Sell	6,294,000	8,521,572		2/10/14	197,033	—
Euro	HSBK	Sell	7,662,000	10,361,706		2/10/14	227,829	—
Japanese Yen	CITI	Sell	152,232,000	1,545,314		2/10/14	—	(7,575)
South Korean Won	HSBK	Buy	6,054,254,000	5,373,916		2/10/14	30,205	—
Chilean Peso	BZWS	Buy	726,200,000	1,472,425		2/11/14	—	(83,964)
Euro	BZWS	Sell	17,259,000	23,318,635		2/11/14	491,535	—
Chilean Peso	DBAB	Buy	727,600,000	1,473,173		2/12/14	—	(82,207)
Japanese Yen	GSCO	Sell	110,363,000	1,189,000		2/12/14	63,191	—
Euro	UBSW	Sell	6,873,000	9,218,755		2/13/14	128,319	—
Chilean Peso	MSCO	Buy	1,630,490,000	3,298,250		2/14/14	—	(181,989)
Chilean Peso	DBAB	Buy	606,970,000	1,231,251		2/14/14	—	(71,185)
Chilean Peso	DBAB	Buy	1,653,630,000	3,354,015		2/18/14	—	(195,098)
Japanese Yen	JPHQ	Sell	100,450,000	1,079,237		2/18/14	54,500	—
Japanese Yen	GSCO	Sell	85,279,140	916,192		2/18/14	46,220	—
Euro	JPHQ	Sell	12,428,000	16,609,773		2/19/14	171,755	—

20 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	HSBK	Buy	6,108,000	1,934,503		2/19/14	$—	$(102,595)
Chilean Peso	CITI	Buy	2,019,520,000	4,106,385		2/20/14	—	(249,468)
Chilean Peso	JPHQ	Buy	664,600,000	1,350,813		2/21/14	—	(81,705)
Euro	GSCO	Sell	6,210,000	8,312,706		2/21/14	98,925	—
Chilean Peso	JPHQ	Buy	1,128,000,000	2,288,265		2/24/14	—	(135,059)
Chilean Peso	MSCO	Buy	801,470,000	1,621,260		2/24/14	—	(91,358)
Japanese Yen	HSBK	Sell	187,760,000	2,009,203		2/24/14	93,682	—
Chilean Peso	DBAB	Buy	1,047,180,000	2,117,226		2/25/14	—	(118,543)
Japanese Yen	JPHQ	Sell	187,900,000	2,026,914		2/25/14	109,949	—
Chilean Peso	MSCO	Buy	1,174,700,000	2,374,810		2/26/14	—	(133,017)
Chilean Peso	DBAB	Buy	1,106,070,000	2,234,485		2/26/14	—	(123,664)
Euro	UBSW	Sell	8,685,912	11,607,419		2/26/14	118,606	—
Euro	BZWS	Sell	2,486,784	3,315,266		2/26/14	26,010	—
Japanese Yen	UBSW	Sell	696,345,000	7,072,364		2/26/14	—	(31,838)
Chilean Peso	DBAB	Buy	1,650,520,000	3,337,080		2/27/14	—	(187,544)
Euro	BZWS	Sell	2,131,649	2,847,345		2/27/14	27,813	—
Japanese Yen	BZWS	Sell	726,500,000	7,760,094		2/27/14	348,170	—
Mexican Peso	CITI	Buy	62,000,000	4,718,417		2/27/14	—	(149,413)
Swedish Krona	DBAB	Buy	15,255,000	1,782,699	EUR	2/27/14	—	(64,449)
Chilean Peso	DBAB	Buy	497,300,000	1,004,079		2/28/14	—	(55,220)
Chilean Peso	JPHQ	Buy	364,500,000	736,885		2/28/14	—	(41,411)
Euro	UBSW	Sell	1,471,272	1,970,416		2/28/14	24,356	—
Mexican Peso	MSCO	Buy	117,000,000	8,798,316		2/28/14	—	(176,924)
Chilean Peso	DBAB	Buy	1,082,945,000	2,187,989		3/03/14	—	(122,318)
Euro	DBAB	Sell	14,039,070	18,471,906		3/03/14	—	(97,875)
Japanese Yen	JPHQ	Sell	197,000,000	2,166,359		3/03/14	156,435	—
Japanese Yen	UBSW	Sell	219,700,000	2,389,862		3/04/14	148,314	—
Japanese Yen	HSBK	Sell	196,900,000	2,162,548		3/04/14	153,623	—
Chilean Peso	BZWS	Buy	1,898,900,000	3,834,225		3/05/14	—	(212,870)
Chilean Peso	DBAB	Buy	1,082,945,000	2,182,037		3/05/14	—	(116,774)
Chilean Peso	DBAB	Buy	1,173,870,000	2,363,100		3/06/14	—	(124,656)
Chilean Peso	DBAB	Buy	1,166,790,000	2,355,962		3/07/14	—	(131,237)
Euro	DBAB	Sell	10,610,000	13,887,429		3/07/14	—	(146,874)
Japanese Yen	BZWS	Sell	192,016,500	1,936,765		3/07/14	—	(22,395)
Chilean Peso	MSCO	Buy	521,800,000	1,054,141		3/10/14	—	(59,517)
Euro	CITI	Sell	4,817,000	6,293,170		3/10/14	—	(78,560)
Euro	MSCO	Sell	3,640,000	4,756,570		3/10/14	—	(58,273)
Euro	BZWS	Sell	1,348,368	1,756,573		3/10/14	—	(26,993)
Euro	HSBK	Sell	1,285,000	1,676,925		3/10/14	—	(22,820)
Mexican Peso	HSBK	Buy	82,460,700	6,276,981		3/10/14	—	(206,046)
Chilean Peso	DBAB	Buy	1,135,180,000	2,295,148		3/13/14	—	(131,973)
Singapore Dollar	DBAB	Buy	9,461,270	7,592,096		3/14/14	—	(173,784)
Chilean Peso	DBAB	Buy	2,298,030,000	4,658,484		3/18/14	—	(281,562)
Singapore Dollar	CITI	Buy	21,787,381	17,417,364		3/18/14	—	(334,396)
Japanese Yen	CITI	Sell	220,552,000	2,310,050		3/19/14	59,459	—
Japanese Yen	MSCO	Sell	311,200,000	3,253,018		3/19/14	77,423	—
Chilean Peso	JPHQ	Buy	670,400,000	1,355,713		3/21/14	—	(79,218)

Annual Report | 21

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Japanese Yen	BZWS	Sell	125,158,380	1,319,540		3/25/14	$42,300	$—
Chilean Peso	DBAB	Buy	1,176,260,000	2,382,058		4/04/14	—	(145,446)
Euro	HSBK	Sell	7,909,000	10,336,035		4/10/14	—	(126,974)
Euro	UBSW	Sell	3,955,000	5,178,084		4/11/14	—	(54,103)
Euro	JPHQ	Sell	3,144,000	4,120,819		4/14/14	—	(38,522)
Euro	HSBK	Sell	4,695,000	6,145,426		4/16/14	—	(65,854)
Malaysian Ringgit	JPHQ	Buy	19,607,841	6,355,864		4/21/14	—	(496,761)
Japanese Yen	CITI	Sell	146,000,000	1,492,003		4/22/14	1,641	—
Euro	DBAB	Sell	6,027,000	7,899,589		4/23/14	—	(74,094)
Mexican Peso	CITI	Buy	21,365,740	1,694,147		4/23/14	—	(127,232)
Euro	BZWS	Sell	2,458,466	3,211,248		4/25/14	—	(41,313)
Euro	BZWS	Sell	4,026,945	5,251,942		4/30/14	—	(75,831)
Euro	DBAB	Sell	6,683,000	8,872,484		4/30/14	30,668	—
Swedish Krona	BZWS	Buy	29,978,900	3,468,656	EUR	4/30/14	—	(89,367)
Euro	BZWS	Sell	4,107,651	5,444,445		5/05/14	9,786	—
Chilean Peso	MSCO	Buy	730,900,000	1,482,556		5/12/14	—	(97,948)
Japanese Yen	CITI	Sell	152,233,000	1,543,053		5/12/14	—	(11,259)
Euro	GSCO	Sell	2,248,000	3,006,250		5/13/14	31,921	—
Japanese Yen	GSCO	Sell	203,561,000	2,055,819		5/13/14	—	(22,578)
Japanese Yen	UBSW	Sell	152,158,000	1,536,406		5/13/14	—	(17,156)
Japanese Yen	CITI	Sell	152,157,000	1,512,405		5/14/14	—	(41,163)
Chilean Peso	MSCO	Buy	2,278,980,000	4,532,578		5/22/14	—	(219,527)
Mexican Peso	JPHQ	Buy	39,025,000	3,037,674		5/28/14	—	(184,436)
Euro	GSCO	Sell	454,000	585,365		5/30/14	—	(15,366)
Euro	DBAB	Sell	3,495,500	4,589,854		6/09/14	—	(35,636)
Japanese Yen	JPHQ	Sell	154,300,000	1,549,741		6/09/14	—	(26,228)
Japanese Yen	HSBK	Sell	230,100,000	2,324,008		6/09/14	—	(26,158)
Japanese Yen	CITI	Sell	153,700,000	1,549,864		6/09/14	—	(19,977)
Japanese Yen	JPHQ	Sell	342,500,000	3,480,817		6/10/14	—	(17,417)
Japanese Yen	BZWS	Sell	474,230,000	4,873,084		6/10/14	29,383	—
Japanese Yen	HSBK	Sell	505,050,000	5,221,126		6/10/14	62,635	—
Japanese Yen	JPHQ	Sell	467,930,000	4,873,073		6/11/14	93,647	—
Japanese Yen	DBAB	Sell	167,200,000	1,739,927		6/11/14	32,150	—
Polish Zloty	CITI	Buy	5,203,000	1,186,464	EUR	6/11/14	12,444	—
Polish Zloty	DBAB	Buy	26,670,000	6,125,824	EUR	6/12/14	4,797	—
Euro	DBAB	Sell	3,756,000	4,987,029		6/13/14	16,719	—
Japanese Yen	CITI	Sell	230,997,000	2,431,547		6/16/14	71,973	—
Japanese Yen	JPHQ	Sell	197,300,000	2,088,162		6/17/14	72,763	—
Malaysian Ringgit	HSBK	Buy	12,077,292	3,705,486		6/24/14	—	(109,304)
Malaysian Ringgit	HSBK	Buy	4,516,266	1,387,955		6/30/14	—	(43,556)
Swedish Krona	UBSW	Buy	87,325,000	9,856,874	EUR	6/30/14	40,262	—
Swedish Krona	BZWS	Buy	150,288,486	17,095,721	EUR	7/03/14	—	(107,451)
Euro	UBSW	Sell	2,276,000	2,972,263		7/16/14	—	(40,113)
Euro	MSCO	Sell	1,228,000	1,602,061		7/16/14	—	(23,245)
Euro	BZWS	Sell	894,000	1,168,816		7/16/14	—	(14,428)
Swedish Krona	UBSW	Buy	45,098,000	5,120,234	EUR	7/16/14	—	(22,307)
Euro	BZWS	Sell	1,403,000	1,845,296		7/18/14	—	(11,650)

22 | Annual Report

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

Forward Exchange Contracts (continued)

						Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*		Date	Appreciation	Depreciation
Malaysian Ringgit	DBAB	Buy	9,759,000	2,304,368	EUR	7/18/14	$—	$(147,384)
Euro	MSCO	Sell	905,000	1,185,496		7/22/14	—	(12,347)
Euro	DBAB	Sell	772,000	1,012,725		7/22/14	—	(9,081)
Malaysian Ringgit	DBAB	Buy	75,842,000	23,351,807		7/22/14	—	(798,772)
Malaysian Ringgit	DBAB	Buy	11,019,000	2,581,469	EUR	7/22/14	—	(140,082)
Euro	DBAB	Sell	701,000	921,128		7/23/14	—	(6,709)
Japanese Yen	JPHQ	Sell	275,000,000	2,760,213		7/24/14	—	(50,444)
Japanese Yen	CITI	Sell	178,564,000	1,794,860		7/24/14	—	(30,165)
Euro	DBAB	Sell	1,802,000	2,383,386		7/25/14	—	(1,749)
Euro	GSCO	Sell	1,800,000	2,382,948		7/25/14	460	—
Japanese Yen	JPHQ	Sell	95,800,000	966,456		7/25/14	—	(12,689)
Malaysian Ringgit	DBAB	Buy	117,760,000	36,563,480		7/25/14	—	(1,550,324)
Malaysian Ringgit	DBAB	Buy	14,167,000	3,325,743	EUR	7/25/14	—	(189,746)
Euro	CITI	Sell	960,795	1,272,405		7/28/14	671	—
Swedish Krona	DBAB	Buy	45,098,000	5,187,196	EUR	7/29/14	—	(113,952)
Malaysian Ringgit	JPHQ	Buy	48,000,000	14,727,992		7/30/14	—	(459,708)
Malaysian Ringgit	JPHQ	Buy	14,167,000	3,286,854	EUR	7/30/14	—	(139,391)
Chilean Peso	MSCO	Buy	1,235,940,000	2,322,977		7/31/14	—	(3,754)
Euro	JPHQ	Sell	6,683,000	8,884,480		7/31/14	38,538	—
Malaysian Ringgit	HSBK	Buy	1,687,000	514,439		7/31/14	—	(12,992)
Euro	GSCO	Sell	6,683,000	8,871,749		8/01/14	25,758	—
Euro	HSBK	Sell	6,684,000	8,859,174		8/04/14	11,714	—
Euro	BZWS	Sell	4,094,000	5,429,627		8/05/14	10,461	—
Euro	JPHQ	Sell	893,000	1,181,174		8/06/14	—	(883)
Euro	CITI	Sell	660,514	879,342		8/08/14	5,016	—
Euro	CITI	Sell	191,388	255,022		8/11/14	1,676	—
Euro	JPHQ	Sell	2,248,000	2,993,482		8/11/14	17,740	—
Euro	DBAB	Sell	1,775,000	2,366,696		8/11/14	17,078	—
Euro	GSCO	Sell	1,183,000	1,583,848		8/12/14	17,868	—
Malaysian Ringgit	HSBK	Buy	3,400,000	1,032,901		8/12/14	—	(22,853)
South Korean Won	HSBK	Buy	8,324,000,000	707,726,839	JPY	8/12/14	149,526	—
South Korean Won	JPHQ	Buy	980,000,000	865,877		8/18/14	3,401	—
Japanese Yen	DBAB	Sell	687,444,000	7,003,515		8/19/14	—	(25,298)
Chilean Peso	MSCO	Buy	617,690,000	1,160,701		8/20/14	—	(4,459)
Japanese Yen	HSBK	Sell	1,286,140,000	13,259,175		8/20/14	108,761	—
Japanese Yen	JPHQ	Sell	926,943,000	9,535,219		8/20/14	57,491	—
Mexican Peso	HSBK	Buy	21,920,000	1,633,566		8/21/14	—	(42,708)
Japanese Yen	BZWS	Sell	307,053,000	3,166,801		8/22/14	27,177	—
Euro	BZWS	Sell	1,464,790	1,963,683		8/25/14	24,549	—
Japanese Yen	HSBK	Sell	608,984,000	6,252,980		8/25/14	25,825	—
Japanese Yen	DBAB	Sell	303,441,000	3,122,271		8/25/14	19,440	—
Japanese Yen	CITI	Sell	613,483,000	6,315,354		8/25/14	42,195	—
Japanese Yen	BZWS	Sell	860,890,000	8,757,782		8/26/14	—	(45,365)
Japanese Yen	JPHQ	Sell	612,179,000	6,227,565		8/26/14	—	(32,354)
Swedish Krona	UBSW	Buy	91,000,000	10,365,645	EUR	8/26/14	—	(109,037)
Swedish Krona	DBAB	Buy	28,384,373	3,229,975	EUR	8/26/14	—	(29,724)
Euro	JPHQ	Sell	3,821,732	5,110,535		8/27/14	51,153	—
Japanese Yen	HSBK	Sell	980,688,000	9,937,358		8/27/14	—	(90,951)

							Annual Report | 23

Templeton Global Income Fund

Statement of Investments, August 31, 2013 (continued)

Forward Exchange Contracts (continued)

					Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Contract Amount*	Date	Appreciation	Depreciation
Japanese Yen	DBAB	Sell	509,728,000	5,164,417	8/27/14	$—	$(47,954)
Japanese Yen	JPHQ	Sell	450,908,000	4,574,843	8/27/14	—	(36,046)
Euro	DBAB	Sell	577,980	771,834	8/29/14	6,669	—
Japanese Yen	JPHQ	Sell	304,127,000	3,130,022	8/29/14	19,989	—
Euro	DBAB	Sell	947,000	1,254,112	9/03/14	381	—
Unrealized appreciation (depreciation)						15,390,858	(22,283,065)
Net unrealized appreciation (depreciation)							$(6,892,207)

*In U.S. dollars unless otherwise indicated.

At August 31, 2013, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

	Pay/Receive	Fixed			Expiration	Unrealized	Unrealized
Counterparty	Floating Rate	Rate	Floating Rate	Notional Amount*	Date	Appreciation	Depreciation
JPHQ	Receive	3.558%	3-month USD BBA LIBOR	1,160,000	3/04/21	$—	$(104,041)
DBAB	Receive	3.523%	3-month USD BBA LIBOR	3,970,000	3/28/21	—	(334,921)
JPHQ	Receive	4.215%	3-month USD BBA LIBOR	3,030,000	1/11/41	—	(293,956)
CITI	Receive	4.347%	3-month USD BBA LIBOR	6,980,000	2/25/41	—	(812,531)
JPHQ	Receive	4.349%	3-month USD BBA LIBOR	6,980,000	2/25/41	—	(815,939)
JPHQ	Receive	4.320%	3-month USD BBA LIBOR	5,230,000	2/28/41	—	(590,011)
JPHQ	Receive	4.299%	3-month USD BBA LIBOR	1,740,000	3/01/41	—	(222,742)
Net unrealized appreciation (depreciation)						$—	$(3,174,141)
*In U.S. dollars unless otherwise indicated.

See Abbreviations on page 38.

24 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Income Fund

Financial Statements

Statement of Assets and Liabilities
August 31, 2013

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$994,981,436
Cost - Sweep Money Fund (Note 7)	79,071,882
Total cost of investments	$1,074,053,318
Value - Unaffiliated issuers	$1,005,133,937
Value - Sweep Money Fund (Note 7)	79,071,882
Total value of investments	1,084,205,819
Cash	1,420,000
Foreign currency, at value (cost $15,695,834)	15,635,412
Receivables:
Interest	16,017,077
Due from brokers	19,155,000
Unrealized appreciation on forward exchange contracts	15,390,858
Total assets	1,151,824,166
Liabilities:
Payables:
Management fees	488,087
Administrative fees	120,612
Unrealized depreciation on forward exchange contracts	22,283,065
Unrealized depreciation on OTC swap contracts	3,174,141
Deferred tax	617,969
Accrued expenses and other liabilities	529,315
Total liabilities	27,213,189
Net assets, at value	$1,124,610,977
Net assets consist of:
Paid-in capital	$1,114,225,731
Undistributed net investment income	11,822,110
Net unrealized appreciation (depreciation)	(843,998)
Accumulated net realized gain (loss)	(592,866)
Net assets, at value	$1,124,610,977
Shares outstanding	134,144,158
Net asset value per share	$8.38

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Income Fund

Financial Statements (continued)

Statement of Operations
for the year ended August 31, 2013

Investment income:
Interest (net of foreign taxes of $1,420,737)	$60,154,754
Expenses:
Management fees (Note 3a)	6,074,514
Administrative fees (Note 3b)	1,492,122
Transfer agent fees	160,598
Custodian fees (Note 4)	690,839
Reports to shareholders	118,975
Registration and filing fees	121,058
Professional fees	98,990
Trustees’ fees and expenses	104,407
Other	34,074
Total expenses	8,895,577
Expense reductions (Note 4)	(72)
Net expenses	8,895,505
Net investment income	51,259,249
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	4,839,715
Foreign currency transactions	44,312,215
Swap contracts	(1,115,916)
Net realized gain (loss)	48,036,014
Net change in unrealized appreciation (depreciation) on:
Investments	(30,683,302)
Translation of other assets and liabilities denominated in foreign currencies	(27,208,269)
Change in deferred taxes on unrealized appreciation	784,164
Net change in unrealized appreciation (depreciation)	(57,107,407)
Net realized and unrealized gain (loss)	(9,071,393)
Net increase (decrease) in net assets resulting from operations	$42,187,856

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

Templeton Global Income Fund

Financial Statements (continued)

Statements of Changes in Net Assets

	Year Ended August 31,
	2013	2012
Increase (decrease) in net assets:
Operations:
Net investment income	$51,259,249	$55,071,343
Net realized gain (loss) from investments, foreign currency transactions and
swap contracts	48,036,014	83,924,042
Net change in unrealized appreciation (depreciation) on investments, translation of other
assets and liabilities denominated in foreign currencies and deferred taxes	(57,107,407)	(124,563,496)
Net increase (decrease) in net assets resulting from operations	42,187,856	14,431,889
Distributions to shareholders from:
Net investment income and net foreign currency gains	(96,713,653)	(108,295,931)
Net realized gains	(38,439,049)	(45,504,225)
Total distributions to shareholders	(135,152,702)	(153,800,156)
Capital share transactions: (Note 2)	8,288,993	9,706,894
Net increase (decrease) in net assets	(84,675,853)	(129,661,373)
Net assets:
Beginning of year	1,209,286,830	1,338,948,203
End of year	$1,124,610,977	$1,209,286,830
Undistributed net investment income included in net assets:
End of year	$11,822,110	$8,590,846

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Income Fund

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the

28 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

Annual Report | 29

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counter-party may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At August 31, 2013, the Fund had OTC derivatives in a net liability position of $14,077,266 and the aggregate value of collateral pledged for such contracts was $19,155,000.

30 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued) c. Derivative Financial Instruments (continued)

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives.

At August 31, 2013, the Fund received $2,843,946 in United States Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. These agreements may be privately negotiated in the over-the-counter market (“OTC interest rate swaps”) or may be executed on a registered exchange (“centrally cleared interest rate swaps”). For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

See Note 10 regarding other derivative information.

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Annual Report | 31

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of August 31, 2013, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

32 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2013, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
		2013	2012
	Shares	Amount	Shares	Amount
Shares issued in reinvestment of
distributions	909,848	$8,288,993	1,071,468	$9,706,894

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 11,210,400 shares. During the years ended August 31, 2013 and 2012, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

Annual Report | 33

Templeton Global Income Fund

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1 billion
0.480%	Over $1 billion, up to and including $5 billion
0.460%	Over $5 billion, up to and including $10 billion
0.440%	Over $10 billion, up to and including $15 billion
0.420%	Over $15 billion, up to and including $20 billion
0.400%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2013, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At August 31, 2013, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$314,462
Long term	486,633
Total capital loss carryforwards	$801,095

34 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended August 31, 2013 and 2012, was as follows:

	2013	2012
Distributions paid from:
Ordinary income	$97,391,877	$112,171,727
Long term capital gain	37,760,825	41,628,429
	$135,152,702	$153,800,156

At August 31, 2013, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,082,090,576

Unrealized appreciation	$42,549,789
Unrealized depreciation	(40,434,546)
Net unrealized appreciation (depreciation)	$2,115,243

Distributable earnings – undistributed ordinary income	$33,667,419

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2013, aggregated $191,784,919 and $359,158,063, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2013, the Fund had 11.22% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Annual Report | 35

Templeton Global Income Fund

Notes to Financial Statements (continued)

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2013, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and	Fair Value	Statement of Assets and	Fair Value
Hedging Instruments	Liabilities Location	Amount	Liabilities Location	Amount
Interest rate contracts	Unrealized appreciation on		Unrealized depreciation on
	swap contracts	$—	swap contracts	$3,174,141
Foreign exchange
contracts	Unrealized appreciation on		Unrealized depreciation on
	forward exchange contracts	15,390,858	forward exchange contracts	22,283,065

For the period ended August 31, 2013, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Change in
Unrealized
Derivative Contracts			Realized	Appreciation
Not Accounted for as	Statement of		Gain (Loss)	(Depreciation)
Hedging Instruments	Operations Locations		for the Year	for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts /
Net change in unrealized appreciation
	(depreciation) on investments		$(1,115,916)	$7,312,766
Foreign exchange contracts	Net realized gain (loss) from foreign currency
transactions / Net change in unrealized
appreciation (depreciation) on translation of
other assets and liabilities denominated in
	foreign currencies		46,846,070	(26,909,460)

For the year ended August 31, 2013, the average month end market value of derivatives represented 5.07% of average month end net assets. The average month end number of open derivative contracts for the year was 304.

See Note 1(c) regarding derivative financial instruments.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable

36 | Annual Report

Templeton Global Income Fund

Notes to Financial Statements (continued)

11. FAIR VALUE MEASUREMENTS (continued)

inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of August 31, 2013, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and
Agency Securities[a]	$—	$890,384,040	$—	$890,384,040
Quasi-Sovereign and
Corporate Bonds[a]	—	2,574,354	—	2,574,354
Municipal Bonds	—	754,338	—	754,338
Short Term Investments	79,071,882	111,421,205	—	190,493,087
Total Investments in Securities	$79,071,882	$1,005,133,937	$—	$1,084,205,819

Forward Exchange Contracts	$—	$15,390,858	$—	$15,390,858
Liabilities:
Swap Contracts	—	3,174,141	—	3,174,141
Forward Exchange Contracts	—	22,283,065	—	22,283,065

[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

Annual Report | 37

Templeton Global Income Fund

Notes to Financial Statements (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU

No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

In June 2013, FASB issued ASU No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. The Fund is currently reviewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Counterparty			Currency		Selected Portfolio

BZWS	-	Barclays Bank PLC	AUD	- Australian Dollar	BHAC	-	Berkshire Hathaway Assurance Corp.
CITI	-	Citibank N.A.	BRL	- Brazilian Real	FRN	-	Floating Rate Note
DBAB	-	Deutsche Bank AG	EUR	- Euro
GSCO	-	The Goldman Sachs Group, Inc.	HUF	- Hungarian Forint
HSBK	-	HSBC Bank PLC	IDR	- Indonesian Rupiah
JPHQ	-	JPMorgan Chase N.A.	ILS	- New Israeli Shekel
MSCO	-	Morgan Stanley and Co. Inc.	JPY	- Japanese Yen
UBSW-		UBS AG	KRW	- South Korean Won
			LKR	- Sri Lankan Rupee
			MXN	- Mexican Peso
			MYR	- Malaysian Ringgit
			PEN	- Peruvian Nuevo Sol
			PHP	- Philippine Peso
			PLN	- Polish Zloty
			SEK	- Swedish Krona
			SGD	- Singapore Dollar

38 | Annual Report

Templeton Global Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2013

Annual Report | 39

Templeton Global Income Fund

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $37,760,825 as a long term capital gain dividend for the fiscal year ended August 31, 2013.

Under Section 871(k)(2)(C) of the Code, the Fund hereby reports the maximum amount allowable but no less than $664,979 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2013.

At August 31, 2013, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on August 16, 2013, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as reported by the Fund to shareholders of record.

Foreign Tax Paid	Foreign Source Income	Foreign Qualified Dividends
Per Share	Per Share	Per Share
$0.0087	$0.4378	$—

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

40 | Annual Report

Templeton Global Income Fund

Tax Information (unaudited) (continued)

By mid-February 2014, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2013. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2013 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to
Form 1116 for more information.

Annual Report | 41

Templeton Global Income Fund

Annual Meeting of Shareholders, March 1, 2013 (unaudited)

The Annual Meeting of Shareholders of the Fund was held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 1, 2013. The purpose of the meeting was to elect four Trustees of the Fund, to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2013 and to consider a shareholder proposal. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Frank J. Crothers, Larry D. Thompson, Charles B. Johnson and Gregory E. Johnson.* Shareholders ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2013. Sufficient votes were not received to pass the shareholder proposal. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of four Trustees:

			% of			% of
			Shares			Shares
		% of	Present		% of	Present
		Outstanding	and		Outstanding	and
Term Expiring 2016	For	Shares	Voting	Withheld	Shares	Voting
Frank J. Crothers	112,788,668	84.59%	97.64%	2,727,844	2.05%	2.36%
Larry D. Thompson	113,003,033	84.75%	97.82%	2,513,479	1.89%	2.18%
Charles B. Johnson	112,872,727	84.66%	97.71%	2,643,785	1.98%	2.29%
Gregory E. Johnson	113,024,209	84.77%	97.84%	2,492,303	1.87%	2.16%

There were approximately 758,873 broker non-votes received with respect to this item.

2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2013:

			% of
			Shares
		% of	Present
		Outstanding	and
	Shares Voted	Shares	Voting
For	114,040,171	85.53%	98.07%
Against	902,258	0.68%	0.78%
Abstain	1,332,956	1.00%	1.15%
Total	116,275,385	87.21%	100.00%

42 | Annual Report

Templeton Global Income Fund

Annual Meeting of Shareholders, March 1, 2013 (unaudited) (continued)

3. Shareholder Proposal requesting the Board of Trustees institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity:

			% of
			Shares
		% of	Present
		Outstanding	and
	Shares Voted	Shares	Voting
For	7,264,357	5.45%	17.19%
Against	33,124,296	24.84%	78.40%
Abstain	1,863,458	1.40%	4.41%
Total	42,252,111	31.69%	100.00%

There were approximately 74,023,274 broker non-votes received with respect to this item.

*Harris J. Ashton, Ann Torre Bates, Edith E. Holiday, J. Michael Luttig, David W. Niemiec, Frank A. Olson, Constantine D. Tseretopoulos and
Robert E. Wade are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Annual Report | 43

Templeton Global Income Fund

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. Computershare Shareowner Services, LLC, P.O. Box 43006, Providence, RI 02940-3006, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to Computershare Trust Company, N.A. (formerly, The Bank of New York Mellon) (the “Plan Administrator”) and sent to Computershare Shareowner Services, LLC, P.O. Box 43006 Providence, RI 02940-3006, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Computershare Shareowner Services, LLC, P.O. Box 43006 Providence, RI 02940-3006. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

44 | Annual Report

Templeton Global Income Fund

Transfer Agent

Computershare Shareowner Services, LLC
P.O. Box 43006
Providence, RI 02940-3006
Overnight Address: 250 Royall Street
Canton, MA 02021
(800) 416-5585
www.computershare.com/investor

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.computershare.com/investor or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at Computershare Shareowner Services, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact Computershare Shareowner Services, LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line with the Investor ServiceDirect™ website. For information go to Computershare Shareowner Services, LLC’s web site at www.computershare.com/investor and follow the instructions.

Annual Report | 45

Templeton Global Income Fund

Shareholder Information (continued)

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

46 | Annual Report

Templeton Global Income Fund

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	141	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	38	SLM Corporation (Sallie Mae), Ares
300 S.E. 2nd Street				Capital Corporation (specialty finance
Fort Lauderdale, FL 33301-1923				company) and Allied Capital Corporation
(financial services) (2003-2010).
Principal Occupation During at Least the Past 5 Years:
Independent strategic and financial consultant; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Frank J. Crothers (1944)	Trustee	Since 1999	27	Talon Metals Corp. (mining exploration),
300 S.E. 2nd Street				Fortis, Inc. (utility holding company) and
Fort Lauderdale, FL 33301-1923				AML Foods Limited (retail distributors).
Principal Occupation During at Least the Past 5 Years:
Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment and Power Ltd. (1977-2003).

Edith E. Holiday (1952)	Lead	Trustee since	141	Hess Corporation (exploration and
300 S.E. 2nd Street	Independent	1996 and Lead		refining of oil and gas), H.J. Heinz
Fort Lauderdale, FL 33301-1923	Trustee	Independent		Company (processed foods and
		Trustee		allied products) (1994-2013), RTI
		since 2007		International Metals, Inc. (manufacture
and distribution of titanium), Canadian
National Railway (railroad) and White
Mountains Insurance Group, Ltd.
(holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet
(1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary
for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

Annual Report | 47

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
J. Michael Luttig (1954)	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly,
Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	34	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).

Frank A. Olson (1932)	Trustee	Since 2003	141	Hess Corporation (exploration and
300 S.E. 2nd Street				refining of oil and gas) (1998-2013).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2005	141	Cbeyond, Inc. (business communica-
300 S.E. 2nd Street				tions provider) (2010-2012), The
Fort Lauderdale, FL 33301-1923				Southern Company (energy company)
				(2010-2012) and The Washington
				Post Company (education and media
				organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and
formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President –
Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004);
Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Constantine D. Tseretopoulos	Trustee	Since 1999	27	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	45	El Oro Ltd (investments).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

48 | Annual Report

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	152	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	141	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since June 2013,
	Vice President	and Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 49

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2002	Not Applicable	Not Applicable
One Franklin Parkway	Chief Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since March 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments;
and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton
Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin
Templeton Investments.

50 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	March 2013 and
Fort Lauderdale, FL 33301-1923		Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
** Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc.
(Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that
Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit
Committee since 2008. She currently serves as a director of SLM Corporation and Ares Capital Corporation and was formerly a director of Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated and Vice President and Treasurer of US Airways, Inc. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was for-
merly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to
1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general appli-
cation of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

Annual Report | 51

Templeton Global Income Fund

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held May 21, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in

52 | Annual Report

Templeton Global Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2013, as well as the previous 10 years ended that date in respect to a performance universe consisting of the Fund and all closed-end nonleveraged global income funds as selected by Lipper. Such universe consisted of four funds during the one-year and annualized previous three- and five-year periods, and two funds during the annualized previous 10-year period. The Lipper report considered both the Fund’s income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed both the Fund’s income return and total return for the one-year period, as well as the annualized previous three-, five- and 10-year periods to be the highest of its Lipper performance universe. The Board was satisfied with such comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratio of the Fund compared with an expense group consisting of the Fund and two other closed-end funds as selected by Lipper. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by the

Annual Report | 53

Templeton Global Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense rate of the Fund in comparison with those of the other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed both the Fund’s contractual investment management fee rate and total actual expense rate to be the lowest in its Lipper expense group. The Board was satisfied with the Fund’s comparative expenses as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board

54 | Annual Report

Templeton Global Income Fund

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged a management advisory fee at the rate of 0.55% on its first $200 million of net assets; 0.50% on the next $800 million of net assets; 0.48% on the next $4 billion of net assets; and 0.46% on the next $5 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level. The Fund also pays a separate fee for administrative services that starts at 0.150% on the first $200 million of Fund net assets, 0.135% on the next $500 million of Fund net assets, and 0.100% thereafter. The Fund’s asset size was approximately $1.2 billion on December 31, 2012, and the Board believed such fee schedule provides a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s Chief Executive Officer – Finance and Administration is required by the New York Stock Exchange’s Listing Standards to file annually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange’s Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund’s Chief Executive Officer – Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund’s Form N-CSR and Form N-CSRS (which include the Fund’s annual and semiannual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 29, 2013. Additionally, the Fund expects to file, on or about October 30, 2013, such certifications with its Form N-CSR for the year ended August 31, 2013.

Annual Report | 55

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Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.
(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $54,193 for the fiscal year ended August 31, 2013 and $55,398 for the fiscal year ended August 31, 2012.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,100 for the fiscal year ended August 31, 2013 and $54,600 for the fiscal year ended August 31, 2012. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2013 and $432 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2013 and $152,018 for the fiscal year ended August 31, 2012. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)	(2) None of the services provided to the registrant described in paragraphs
(b)	-(d) of Item 4 were approved by the audit committee pursuant to paragraph

(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,100 for the fiscal year ended August 31, 2013 and $207,050 for the fiscal year ended August 31, 2012.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, Frank J. Crothers, David W. Niemiec, and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors. The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues. The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of October 28, 2013, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB Ph.D, Senior Vice President of Franklin Advisers, Inc.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2013.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

			Assets of		Assets of
		Number of	Other		Other
		Other	Registered	Number of	Pooled		Assets of
		Registered	Investment	Other	Investment		Other
		Investment	Companies	Pooled	Vehicles	Number	Accounts
		Companies	Managed	Investment	Managed	of Other	Managed
		Managed[1]	(x $1	Vehicles	(x $1	Accounts	(x $1
Name			million)[1]	Managed[1]	million)[1]	Managed[1]	million)[1]
Michael
Hasenstab		17	85,874.8	42[2]	103,825.6	14[2]	4,429.9
1	.	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.
2	.	Dr. Hasenstab manages other account with $436.2 in assets and also manages a pooled account with $434.9 in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any). This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines.
Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to
25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The
Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with

Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

• Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

• Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

• Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-
based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Dollar Range of Fund
Shares Beneficially
Portfolio Manager	Owned
Michael Hasenstab	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment
Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities
Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-
CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the
Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the
Registrant’s disclosure controls and procedures. Based on such evaluation, the
Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on
Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of
Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and
Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date: October 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date: October 28, 2013

By /s/MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date: October 28, 2013